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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2004

IMH ASSETS CORP. (as depositor under an Indenture, dated as of May 28, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2004-5)


                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)


          CALIFORNIA                    333-113187               33-0705301
-----------------------------          ------------             -----------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
of Incorporation)                      File Number)          Identification No.)


1401 Dove Street
Newport Beach, California                              92660
-------------------------                             -------
(Address of Principal                               (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600


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Item 2.

         ACQUISITION OR DISPOSITION OF ASSETS.

         On May 28, 2004, a single series of bonds, entitled IMH Assets Corp., Collateralized Asset- Backed Bonds, Series 2004-5 (the "Bonds"), were issued pursuant to an indenture, dated as of May 28, 2004 (the "Agreement"), between Impac CMB Trust Series 2004-5, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

         Upon the closing of the initial issuance of the Bonds, the Indenture Trustee (i) purchased from the Company certain Initial Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $1,402,468,104.34 and (ii) deposited funds in the pre-funding account, which was established pursuant to the Agreement, in an amount of approximately $22,999,104.16.

Item 5.

         OTHER EVENTS.

Description of the Mortgage Pool

         The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of mortgage loans (the "Mortgage Pool"). The Mortgage Pool is comprised of (1) one- to four-family, adjustable-rate first lien and fixed rate first and second lien mortgage loans and (2) adjustable-rate first lien multifamily mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of initial Mortgage Loans having an aggregate principal balance of approximately $1,402,468,104.34 as of May 1, 2004 and (ii) the Pre-Funding Account, which contained approximately $22,999,104.16.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of May 1, 2004, with respect to the Initial Mortgage Loans.



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Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (a) Not applicable

           (b) Not applicable

           (c) Exhibits:


      EXHIBIT NO.          DESCRIPTION
      -----------          -----------

          99.1 Characteristics of the Mortgage Pool as of May 1, 2004, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-5.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         By:  /s/ Richard J. Johnson
                                              ---------------------------
                                         Name:    Richard J. Johnson
                                         Title:   Chief Financial Officer


Dated: June 14, 2004



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                                  EXHIBIT INDEX



Exhibit Number                               Description
--------------                               -----------

99.1 Characteristics of the Mortgage Pool as of May 1, 2004, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-5.